Exhibit 10.5

TERMINATION OF TRANSITIONAL OPERATING AGREEMENT

This Termination of Transitional Operating Agreement (this “Termination”) is made and entered into effective as of 11:59 PM Houston, Texas time July 31, 2009 (“Effective Date”), by and among CENAC TOWING CO., L.L.C. (successor by way of merger to Cenac Towing Co., Inc.), (hereinafter referred to as “Cenac Towing”); CENAC OFFSHORE, L.L.C., a Louisiana limited liability company (“Cenac Offshore”); CTCO BENEFITS SERVICES, L.L.C., a Louisiana limited liability company (“CTCO”) (collectively, the “Cenac Companies”); MR. ARLEN B. CENAC, JR., a resident of Houma, Louisiana and the owner of all of the Membership and equity interests in the Cenac Companies, (the “Stockholder”); and together with the Cenac Companies, (the “Operators”); and TEPPCO MARINE SERVICES, LLC, a Delaware limited liability company (the “Owner”).

WHEREAS, the Owner and the Operators, other than CTCO, entered into that certain Transitional Operating Agreement (the “Transitional Operating Agreement”) on February 1, 2008 under which the Operators agreed to provide certain services relating to  marine vessels and related property all  as more particularly described in that Transitional Operating Agreement;

WHEREAS, the Transitional Operating Agreement has been amended by that certain Amendment to Transitional Operating Agreement dated effective March 5, 2009, and that certain Second Amendment to Transitional Operating Agreement dated effective June 5, 2009 (the Transitional Operating Agreement, as amended, being hereinafter referred to as the “Agreement”); and

WHEREAS,  the Owner and the Operators desire to terminate the Agreement.

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived by each party hereto, (1) the parties hereby terminate the Agreement as of the Effective Date and agree that the effect of such termination is covered by the terms and provisions of Section 9.4 of the Agreement, and(2) except as set forth in Section 9.4 of the Agreement, each of the parties and their respective affiliates and the related companies, heirs, spouses, executors, administrators, beneficiaries, principals, directors, employees, fiduciaries, attorneys, successors, predecessors, representatives, partners, agents and assigns of each of the parties and their respective affiliates, hereby RELEASE, ACQUIT AND FOREVER DISCHARGE each other, as well as each other’s  respective affiliates and the related companies, heirs, spouses, executors, administrators, beneficiaries, principals, employees, fiduciaries, attorneys, successors, predecessors, representatives, partners, agents and assigns of each of the parties and their respective affiliates from any and all manner of actions, damages, losses, costs, actions, causes of action, claims, liens, demands, charges, fees, debts, obligation, attorney fees, interest and any and all liabilities of any natures and description, both known and unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, whether arising in law or in equity, arising from or related to the Agreement.

This Termination may be executed in any number of counterparts with the same effect as if all parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

This Termination constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements among the parties, whether oral or written, relating to the matters contained herein.

IN WITNESS WHEREOF, this Termination has been duly executed as of the Effective Date.

TEPPCO MARINE SERVICES, LLC

BY: /s/ MURRAY H. HUTCHISON
Name: Murray H. Hutchison
Title: Interim Executive Chairman

CENAC TOWING CO., L.L.C.

BY: /s/ ARLEN B. CENAC, JR.
ARLEN B. CENAC, JR.
Managing Member

CENAC OFFSHORE, L.L.C.

BY: /s/ ARLEN B. CENAC, JR.
ARLEN B. CENAC, JR.
Managing Member

CTCO BENEFITS SERVICES, L.L.C.

BY: /s/ ARLEN B. CENAC, JR.
ARLEN B. CENAC, JR.
Managing Member

/s/ ARLEN B. CENAC, JR.
ARLEN B. CENAC, JR.